Exhibit 10.3

Execution Version

August 7, 2017

Cheniere Energy Partners, L.P.
700 Milam St., Suite 1900
Houston, Texas 77002
Attention: Treasurer
Telephone: 713-375-5290
Fax: 713-375-6000
Email: lisa.cohen@cheniere.com

Re: Administrative Amendment to the Credit Agreement

Ladies and Gentlemen:

Reference is made to (i) the Credit and Guaranty Agreement, dated as of February 25, 2016 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Cheniere Energy Partners, L.P. (the “Borrower”), certain Subsidiaries of Borrower as and that become Subsidiary Guarantors from time to time in accordance with the terms thereof, the Lenders party thereto from time to time, the Issuing Banks party thereto from time to time, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Administrative Agent (the “Administrative Agent”) and (ii) the Intercreditor Agreement, dated as of February 25, 2016 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among the Borrower, each Subsidiary Guarantor party thereto from time to time, the Administrative Agent, MUFG Union Bank, N.A., as collateral agent for the First Lien Secured Parties (the “Collateral Agent”) and each Senior Class Debt Representative from time to time party hereto. Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement or, if not defined therein, the Intercreditor Agreement.

1.Consent to Amend Section 2.23 of the Credit Agreement. Pursuant to Section 10.5 of the Credit Agreement and Section 2.11(c) of the Intercreditor Agreement, the Collateral Agent, Administrative Agent, the Borrower and the Subsidiary Guarantors hereby agree to amend the Credit Agreement in accordance with the following Administrative Decision (the “Amendment”):

The word “secured” shall be inserted before the words “Replacement Debt” in clauses (g) and (k) of Section 2.23 (Replacement Debt) of the Credit Agreement.

2.Effectiveness. The Amendment set forth herein shall be effective only in the specific instance described herein and for the specific purpose for which it was given, and nothing herein shall be construed to limit or bar any rights or remedies of any First Lien Secured Party. For the avoidance of doubt and without limiting the generality of the foregoing, no other change, amendment, consent or waiver with respect to the terms and provisions of any other Financing Document, Material Contract or Additional Material Contract is intended or contemplated hereby (which terms and provisions remain unchanged and in full force and effect). Nothing herein shall be construed as or deemed to be (a) a waiver or consent by the Requisite Lenders of any past, present or future breach or non-compliance with any terms or provisions contained in any Financing Document, Material Contract or Additional Material Contract or (b) a guide to, or an intent or indication of, future actions or decisions by any First Lien Secured Party.

3.Governing Law. This Amendment shall for all purposes be governed by and construed in accordance with the laws of the State of New York, United States of America without any reference to the conflict of law principles thereof (other than Section 5-1401 of the New York General Obligations Law).

4.Financing Document. This Amendment constitutes a Financing Document as such term is defined in, and for purposes of, the Credit Agreement.

5.Headings. All headings in this Amendment are included only for convenience and ease of reference and shall not be considered in the construction and interpretation of any provision hereof.

6.Binding Nature and Benefit. This Amendment shall be binding upon and inure to the benefit of each party hereto and their respective successors and permitted assigns.

7.Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original for all purposes, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or portable document format (“pdf”) shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective authorized officers as of the day and year first above written.

THE BANK OF TOKYO-MITSUBISHI UFJ,
LTD.,
as Administrative Agent

By:	/s/ Lawrence Blat
Name: Lawrence Blat
Title: Authorized Signatory

SIGNATURE PAGE TO ADMINISTRATIVE DECISION (CREDIT AGREEMENT AMENDMENT)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective authorized officers as of the day and year first above written.

MUFG UNION BANK, N.A.,
as Collateral Agent

By:	/s/ Rafael E. Miranda
Name: Rafael E. Miranda
Title: Vice President

SIGNATURE PAGE TO ADMINISTRATIVE DECISION (CREDIT AGREEMENT AMENDMENT)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective authorized officers as of the day and year first above written.

CHENIERE ENERGY PARTNERS, L.P.,
as Borrower,

By: CHENIERE ENERGY PARTNERS GP, LLC,
its general partner

By:	/s/ Lisa C. Cohen
Name: Lisa C. Cohen
Title: Vice President and Treasurer

CHENIERE ENERGY INVESTMENTS, LLC

By:	/s/ Lisa C. Cohen
Name: Lisa C. Cohen
Title: Treasurer

CHENIERE PIPELINE GP INTERESTS, LLC

By:	/s/ Lisa C. Cohen
Name: Lisa C. Cohen
Title: Treasurer

CHENIERE CREOLE TRAIL PIPELINE, L.P.,
a Delaware limited partnership

By: CHENIERE PIPELINE GP INTERESTS, LLC,
its general partner

By:	/s/ Lisa C. Cohen
Name: Lisa C. Cohen
Title: Treasurer

SIGNATURE PAGE TO ADMINISTRATIVE DECISION (CREDIT AGREEMENT AMENDMENT)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective authorized officers as of the day and year first above written.

SABINE PASS LNG, L.P.

By: Sabine Pass LNG-GP, LLC,
its general partner

By:	/s/ Lisa C. Cohen
Name: Lisa C. Cohen
Title: Treasurer

SABINE PASS LNG-GP, LLC

By:	/s/ Lisa C. Cohen
Name: Lisa C. Cohen
Title: Treasurer

SABINE PASS LNG-LP, LLC

By:	/s/ Lisa C. Cohen
Name: Lisa C. Cohen
Title: Treasurer

SABINE PASS TUG SERVICES, LLC

By:	/s/ Lisa C. Cohen
Name: Lisa C. Cohen
Title: Treasurer

SIGNATURE PAGE TO ADMINISTRATIVE DECISION (CREDIT AGREEMENT AMENDMENT)